IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2021
IFRS 7 Disclosure [Abstract]
IFRS 7 Disclosure
The shaded areas of this MD&A represent a discussion on risk management policies and procedures relating to credit, market, and liquidity risks as required under IFRS 7,
Financial Instruments: Disclosures
, which permits these specific disclosures to be included in the MD&A. Therefore, the shaded areas which include Credit Risk, Market Risk, and Liquidity Risk, form an integral part of the audited Consolidated Financial Statements for the years ended October 31, 2021 and 2020.
Credit Risk
Credit risk is the risk of loss if a borrower or counterparty in a transaction fails to meet its agreed payment obligations.
Credit risk is one of the most significant and pervasive risks in banking. Every loan, extension of credit, or transaction that involves the transfer of payments between the Bank and other parties or financial institutions exposes the Bank to some degree of credit risk.
The Bank’s primary objective is to be methodical in its credit risk assessment so that the Bank can understand, select, and manage its exposures to reduce significant fluctuations in earnings.
The Bank’s strategy is to include central oversight of credit risk in each business, and reinforce a culture of transparency, accountability, independence, and balance.
WHO MANAGES CREDIT RISK
The responsibility for credit risk management is enterprise-wide. To reinforce ownership of credit risk, credit risk control functions are integrated into each business, but also report to Risk Management.
Each business segment’s credit risk control unit is responsible for its credit decisions and must comply with established policies, exposure guidelines, credit approval limits, and policy/limit exception procedures. It must also adhere to established enterprise-wide standards of credit assessment and obtain Risk Management’s approval for credit decisions beyond its discretionary authority.
Risk Management is accountable for oversight of credit risk by developing policies that govern and control portfolio risks, and approval of product-specific policies, as required.
The Risk Committee oversees the management of credit risk and annually approves certain significant credit risk policies.
HOW TD MANAGES CREDIT RISK
The Bank’s Credit Risk Management Framework outlines the internal risk and control structure to manage credit risk and includes risk appetite, policies, processes, limits and governance. The Credit Risk Management Framework is maintained by Risk Management and supports alignment with the Bank’s risk appetite for credit risk.
Credit risk policies and credit decision-making strategies, as well as the discretionary limits of officers throughout the Bank for extending lines of credit are centrally approved by Risk Management, and the Board where applicable.
Limits are established to monitor and control country, industry, product, geographic, and group exposure risks in the portfolios in accordance with enterprise-wide policies.
In the Bank’s Retail businesses, the Bank uses established underwriting guidelines (which include collateral and loan-to-value
constraints) along with approved scoring techniques and standards in extending, monitoring, and reporting personal credit. Credit scores and decision strategies are used in the origination and ongoing management of new and existing retail credit exposures. Scoring models and decision strategies utilize a combination of borrower attributes, including employment status, existing loan exposure and performance, and size of total bank relationship, as well as external data such as credit bureau information, to determine the amount of credit the Bank is prepared to extend to retail customers and to estimate future credit performance. Established policies and procedures are in place to govern the use, and monitor and assess the performance of scoring models and decision strategies to align with expected performance results. Retail credit exposures approved within the regional credit centres are subject to ongoing Retail Risk Management review to assess the effectiveness of credit decisions and risk controls, as well as identify emerging or systemic issues and trends. Material policy exceptions are tracked and reported and larger dollar exposures and material exceptions to policy are escalated to Retail Risk Management.
The Bank’s Commercial Banking and Wholesale Banking businesses use credit risk models and policies to establish borrower and facility risk ratings (BRR and FRR), quantify and monitor the level of risk, and facilitate the associated risk management. Risk ratings are also used to determine the amount of credit exposure the Bank is willing to extend to a particular borrower. Management processes are used to monitor country, industry, and borrower or counterparty risk ratings, which include daily, monthly, quarterly, and annual review requirements for credit exposures. The key parameters used in the Bank’s credit risk models are monitored on an ongoing basis.
Unanticipated economic or political changes in a foreign country could affect cross-border payments for goods and services, loans, dividends, and trade-related
finance, as well as repatriation of the Bank’s capital in that country. The Bank currently has credit exposure in a number of countries, with the majority of the exposure in North America. The Bank measures country risk using approved risk rating models and qualitative factors that are also used to establish country exposure limits covering all aspects of credit exposure across all businesses. Country risk ratings are managed on an ongoing basis and are subject to a detailed review at least annually.
As part of the Bank’s credit risk strategy, the Bank sets limits on the amount of credit it is prepared to extend to specific industry sectors. The Bank monitors its concentration to any given industry to provide for a diversified loan portfolio and to reduce the risk of undue concentration. The Bank manages this risk using limits based on an internal risk rating score that combines TD’s industry risk rating model and industry analysis, and regularly reviews industry risk ratings to assess whether internal ratings properly reflect the risk of the industry. The Bank assigns a maximum exposure limit or a concentration limit to each major industry segment which is a percentage of its total wholesale and commercial private sector exposure.
The Bank may also set limits on the amount of credit it is prepared to extend to a particular entity or group of entities, also referred to as “entity risk”. All entity risk is approved by the appropriate decision-making authority using limits based on the entity’s BRR and, for certain portfolios, the risk rating of the industry in which the entity operates. This exposure is monitored on a regular basis.
To determine the potential loss that could be incurred under a range of adverse scenarios, the Bank subjects its credit portfolios to stress tests. Stress tests assess vulnerability of the portfolios to the effects of severe but plausible situations, such as an economic downturn or a material market disruption.
The Basel Framework
The objective of the Basel Framework is to improve the consistency of capital requirements internationally and make required regulatory capital more risk-sensitive.
The Basel Framework sets out several options which represent increasingly more risk-sensitive approaches for calculating credit, market, and operational RWA.
Credit Risk and the Basel Framework
The Bank received approval from OSFI to use the Basel AIRB Approach for credit risk, effective November 1, 2007, with certain exemptions. Effective the third quarter of 2020, OSFI approved the use of the AIRB approach for the non-retail
portfolio in the U.S. Retail segment. With this approval, the Bank now uses the AIRB approach for all material portfolios.
To continue to qualify using the AIRB Approach for credit risk, the Bank must meet the ongoing conditions and requirements established by OSFI and the Basel Framework. The Bank regularly assesses its compliance with these requirements.
Credit Risk Exposures Subject to the AIRB Approach
Banks that adopt the AIRB Approach to credit risk must report credit risk exposures by counterparty type, each having different underlying risk characteristics. These counterparty types may differ from the presentation in the Bank’s 2021 Consolidated Financial Statements. The Bank’s credit risk exposures are divided into two main portfolios, retail and non-retail.
Risk Parameters
Under the AIRB Approach, credit risk is measured using the following risk parameters:
•	Probability of default (PD) – the likelihood that the borrower will not be able to meet its scheduled repayments within a one-year time horizon.
•	Loss given default (LGD) – the amount of loss the Bank would likely incur when a borrower defaults on a loan, which is expressed as a percentage of exposure at default (EAD).
•	EAD – the total amount the Bank is exposed to at the time of default.
By applying these risk parameters, the Bank can measure and monitor its credit risk to verify that it remains within pre-determined
thresholds.
Retail Exposures
In the retail portfolio, including individuals and small businesses, the Bank manages exposures on a pooled basis, using predictive credit scoring techniques. There are three sub-types
of retail exposures: residential secured (for example, individual mortgages and home equity lines of credit), qualifying revolving retail (for example, individual credit cards, unsecured lines of credit, and overdraft protection products), and other retail (for example, personal loans, including secured automobile loans, student lines of credit, and small business banking credit products).
The Bank calculates RWA for its retail exposures using the AIRB Approach. All retail PD, LGD, and EAD parameter models are based exclusively on the internal default and loss performance history for each of the three retail exposure sub-types.
Account-level PD, LGD, and EAD models are built for each product portfolio and calibrated based on the observed account-level default and loss performance for the portfolio.
Consistent with the AIRB Approach, the Bank defines default for exposures as delinquency of 90 days or more for the majority of retail credit portfolios. LGD estimates used in the RWA calculations reflect economic losses, such as, direct and indirect costs as well as any appropriate discount to account for time between default and ultimate recovery. EAD estimates reflect the historically observed utilization of credit limits at default. PD, LGD, and EAD models are calibrated using established statistical methods, such as logistic and linear regression techniques. Predictive attributes in the models may include account attributes, such as loan size, interest rate, and collateral, where applicable; an account’s previous history and current status; an account’s age on book; a customer’s credit bureau attributes; and a customer’s other holdings with the Bank, and macroeconomic inputs, such as unemployment rate. For secured products such as residential mortgages, property characteristics, loan-to-value
ratios, and a customer’s equity in the property, play a significant role in PD as well as in LGD models.
All risk parameter estimates are updated on a quarterly basis based on the refreshed model inputs. Parameter estimation is fully automated based on approved formulas and is not subject to manual overrides.
Exposures are then assigned to one of nine
pre-defined
PD segments based on their estimated
long-run
average
one-year
PD.
The predictive power of the Bank’s retail credit models is assessed against the most recently available one-year
default and loss performance on a quarterly basis. All models are also subject to a comprehensive independent validation as outlined in the “Model Risk Management” section of this disclosure.
Long-run
PD estimates are generated by including key economic indicators, such as interest rates and unemployment rates, and using their long-run
average over the credit cycle to estimate PD.
LGD estimates are required to reflect a downturn scenario. Downturn LGD estimates are generated by using macroeconomic inputs, such as changes in housing prices and unemployment rates expected in an appropriately severe downturn scenario.
For unsecured products, downturn LGD estimates reflect the observed lower recoveries for exposures defaulted during the 2008 to 2009 recession. For products secured by residential real estate, such as mortgages and home equity lines of credit, downturn LGD reflects the potential impact of a severe housing downturn. EAD estimates similarly reflect a downturn scenario.
The following table maps PD ranges to risk levels:

Risk Assessment	PD Segment	PD Range
Low Risk	1	0.00 to 0.15%
Normal Risk	2 3	0.16 to 0.41 0.42 to 1.10
Medium Risk	4 5	1.11 to 2.93 2.94 to 4.74
High Risk	6 7 8	4.75 to 7.59 7.60 to 18.24 18.25 to 99.99
Default	9	100.00
Non-Retail

Exposures
In the

non-retail

portfolio, the Bank manages exposures on an individual borrower basis, using industry and sector-specific credit risk models, and expert judgment. The Bank has categorized non-retail

credit risk exposures according to the following Basel counterparty types: corporate, including wholesale and commercial customers, sovereign, and bank. Under the AIRB Approach, CMHC-insured mortgages are considered sovereign risk and are therefore classified as non-retail.
The Bank evaluates credit risk for

non-retail

exposures by using both a BRR and FRR. The Bank uses this system for all corporate, sovereign, and bank exposures. The Bank determines the risk ratings using industry and sector-specific credit risk models that are based on internal historical data. In Canada, for both the wholesale and commercial lending portfolios, credit risk models are calibrated based on internal data beginning in 1994. In the U.S., credit risk models are calibrated based on internal data beginning in 2007. All borrowers and facilities are assigned an internal risk rating that must be reviewed at least once each year. External data such as rating agency default rates or loss databases are used to validate the parameters.
Internal risk ratings (BRR and FRR) are key to portfolio monitoring and management, and are used to set exposure limits and loan pricing. Internal risk ratings are also used in the calculation of regulatory capital, economic capital, and allowance for credit losses
.
Borrower Risk Rating and PD
Each borrower is assigned a BRR that reflects the PD of the borrower using proprietary models and expert judgment. In assessing borrower risk, the Bank reviews the borrower’s competitive position, financial performance, economic, and industry trends, management quality, and access to f
u
nds. Under the AIRB Approach, borrowers are grouped into BRR grades that have similar PD. Use of projections for model implied risk ratings is not permitted and BRRs may not incorporate a projected reversal, stabilization of negative trends, or the acceleration of existing positive trends. Historic financial results can however be sensitized to account for events that have occurred, or are about to occur, such as additional debt incurred by a borrower since the date of the last set of financial statements. In conducting an assessment of the BRR, all relevant and material information must be taken into account and the information being used must be current. Quantitative rating models are used to rank the expected
through-the-cycle

PD, and these models are segmented into categories based on industry and borrower size. The quantitative model output can be modified in some cases by expert judgment, as prescribed within the Bank’s credit policies.
To calibrate PDs for each BRR band, the Bank computes yearly transition matrices based on annual cohorts and then estimates the average annual PD for each BRR. The PD is set at the average estimation level plus an appropriate adjustment to cover statistical and model uncertainty. The calibration process for PD is
a
 through-the-cycle
approach. TD’s

21-point

BRR scale broadly aligns to external ratings as follows:

Description	Rating Category	Standard & Poor’s	Moody’s Investor Services
Investment grade	0 to 1C	AAA to AA-	Aaa to Aa3
	2A to 2C	A+ to A-	A1 to A3
	3A to 3C	BBB+ to BBB-	Baa1 to Baa3
Non-investment grade	4A to 4C	BB+ to BB-	Ba1 to Ba3
	5A to 5C	B+ to B-	B1 to B3
Watch and classified	6 to 8	CCC+ to CC and below	Caa1 to Ca and below
Impaired/default	9A to 9B	Default	Default
Facility Risk Rating and LGD
The FRR maps to LGD and takes into account facility-specific characteristics such as collateral, seniority ranking of debt, and loan structure.
Different FRR models are used based on industry and obligor size. Data considered in the calibration of the LGD model includes variables such as collateral coverage, debt structure, and borrower enterprise value. Average LGD and the statistical uncertainty of LGD are estimated for each FRR grade. In some FRR models, lack of historical data requires the model to output a rank-ordering which is then mapped through expert judgment to the quantitative LGD scale.
The AIRB Approach stipulates the use of downturn LGD, where the downturn period, as determined by internal and/or external experience, suggests higher than average loss rates or lower than average recovery. To reflect this, calibrated LGDs take into account both the statistical estimation uncertainty and the higher than average LGDs experienced during downturn periods.
Exposure at Default
The Bank calculates

non-retail

EAD by first measuring the drawn amount of a facility and then adding a potential increased utilization at default from the undrawn portion, if any. Usage Given Default (UGD) is measured as the percentage of Committed Undrawn exposure that would be expected to be drawn by a borrower defaulting in the next year, in addition to the amount that already has been drawn by the borrower. In the absence of credit mitigation effects or other details, the EAD is set at the drawn amount plus (UGD x Committed Undrawn), where UGD is a percentage between 0% and 100%.
BRR and drawn ratio up to

one-year

prior to default are predictors for UGD. Consequently, the UGD estimates are calibrated by BRR and drawn ratio, the latter representing the ratio of the drawn to authorized amounts.
Historical UGD experience is studied for any downturn impacts, similar to the LGD downturn analysis. The Bank has not found downturn UGD to be significantly different from average UGD, therefore the UGDs are set at the average calibrated level, by drawn ratio and/or BRR, plus an appropriate adjustment for statistical and model uncertainty.
Credit Risk Exposures Subject to the Standardized Approach (SA)
Currently SA to credit risk is used on exempted portfolios which are either immaterial or expected to wind down. Under SA, the assets are multiplied by risk weights prescribed by OSFI to determine RWA. These risk weights are assigned according to certain factors including counterparty type, product type, and the nature/extent of credit risk mitigation. The Bank uses external credit ratings, including Moody’s and S&P to determine the appropriate risk weight for its exposures to sovereigns (governments, central banks, and certain public sector entities) and banks (regulated deposit-taking institutions, securities firms, and certain public sector entities).
The Bank applies the following risk weights to
on-balance
sheet exposures under SA:

Sovereign	0	% 1
Bank	20	% 1

Corporate	100%

1	The risk weight may vary according to the external risk rating.

Lower risk weights apply where approved credit risk mitigants exist.
Non-retail
loans that are more than 90 days past due receive a risk weight of 150%. For off-balance
sheet exposures, specified credit conversion factors are used to convert the notional amount of the exposure into a credit equivalent amount.
Derivative Exposures
Credit risk on derivative financial instruments, also known as counterparty credit risk, is the risk of a financial loss occurring as a result of the failure of a counterparty to meet its obligation to the Bank. Derivative-related credit risks are subject to the same credit approval standards that the Bank uses for assessing loans. These standards include evaluating the creditworthiness of counterparties, measuring and monitoring exposures, including wrong-way
risk exposures, and managing the size, diversification, and maturity structure of the portfolios.
The Bank uses various qualitative and quantitative methods to measure and manage counterparty credit risk. These include statistical methods to measure the current and future potential risk, as well as ongoing stress testing to identify and quantify exposure under a range of adverse scenarios. The Bank establishes various limits to manage business volumes and concentrations. Risk Management independently measures and monitors counterparty credit risk relative to established credit policies and limits. As part of the credit risk monitoring process, management periodically reviews all exposures, including exposures resulting from derivative financial instruments to higher risk counterparties, and to assess the valuation of underlying financial instruments and the impact evolving market conditions may have on the Bank.
To reduce credit risk exposure, the Bank employs mitigation strategies that include master netting agreements, collateral pledging, central clearing houses and other credit risk mitigation techniques. Master netting agreements allow the Bank to offset and arrive at a net obligation amount, whereas collateral agreements allow the Bank to secure the Bank’s exposure. By taking the opposite position to each trade, central clearing houses also reduce bilateral credit risk.
There are two types of
wrong-way
risk exposures, namely general and specific. General
wrong-way
risk arises when the PD of the counterparties moves in the same direction as a given market risk factor. Specific wrong-way
risk arises when the exposure to a particular counterparty moves in the same direction as the PD of the counterparty due to the nature of the transactions entered into with that counterparty. These exposures require specific approval within the credit approval process. The Bank measures and manages specific wrong-way
risk exposures in the same manner as direct loan obligations and controls them by way of approved credit facility limits.
The Bank uses the standardized approach for counterparty credit risk to calculate the EAD amount, which is defined by OSFI as a multiple of the summation of replacement cost and potential future exposure, to
e
stimate the risk and determine regulatory capital requirements for derivative exposures.
Validation of the Credit Risk Rating System
Credit risk rating systems and methodologies are independently validated on a regular basis to verify that they remain accurate predictors of risk. The validation process includes the following considerations:
•	Risk parameter estimates – PDs, LGDs, and EADs are reviewed and updated against actual loss experience to verify that estimates continue to be reasonable predictors of potential loss.
•	Model performance – Estimates continue to be discriminatory, stable, and predictive.
•	Data quality – Data used in the risk rating system is accurate, appropriate, and sufficient.
•	Assumptions – Key assumptions underlying the development of the model remain valid for the current portfolio and environment.
Risk Management verifies that the credit risk rating system complies with the Bank’s Model Risk Policy. At least annually, the Risk Committee is informed of the performance of the credit risk rating system. The Risk Committee must approve any material changes to the Bank’s credit risk rating system.
Credit Risk Mitigation
The techniques the Bank uses to reduce or mitigate credit risk include written policies and procedures to value and manage financial and non-financial
security (collateral) and to review and negotiate netting agreements. The amount and type of collateral, and other credit risk mitigation techniques required, are based on the Bank’s own assessment of the borrower’s or counterparty’s credit quality and capacity to pay.
In the Retail and Commercial banking businesses, security for loans is primarily non-financial
and includes residential real estate, real estate under development, commercial real estate, automobiles, and other business assets, such as accounts receivable, inventory, and fixed assets. In the Wholesale Banking business, a large portion of loans are to investment grade borrowers where no security is pledged.
Non-investment
grade borrowers typically pledge business assets in the same manner as commercial borrowers. Common standards across the Bank are used to value collateral, determine frequency of recalculation, and to document, register, perfect, and monitor collateral.
The Bank also uses collateral, master netting agreements and central clearing houses to mitigate derivative counterparty exposure. Security for derivative exposures is primarily financial and includes cash and negotiable securities issued by highly rated governments and investment grade issuers. This approach includes pre-defined
discounts and procedures for the receipt, safekeeping, and release of pledged securities.
In all but exceptional situations, the Bank secures collateral by taking possession and controlling it in a jurisdiction where it can legally enforce its collateral rights. In exceptional situations and when demanded by the Bank’s counterparty, the Bank holds or pledges collateral with an acceptable third-party custodian. The Bank documents all such third-party
arrangements with industry standard agreements.
Occasionally, the Bank may take guarantees to reduce the risk in credit exposures. For credit risk exposures subject to the AIRB approach, the Bank only recognizes irrevocable guarantees for Commercial Banking and Wholesale Banking credit exposures that are provided by entities with a better risk rating than that of the borrower or counterparty to the transaction.
The Bank makes use of credit derivatives to mitigate credit risk. The credit, legal, and other risks associated with these transactions are controlled through well-established procedures. The Bank’s policy is to enter into these transactions with investment grade financial institutions and transact on a collateralized basis. Credit risk to these counterparties is managed through the same approval, limit, and monitoring processes the Bank uses for all counterparties for which it has credit exposure.
The Bank uses appraisals and automated valuation models (AVMs) to support property values when adjudicating loans collateralized by residential real property. AVMs are computer-based tools used to estimate or validate the market value of residential real property using market comparables and price trends for local market areas. The primary risk associated with the use of these tools is that the value of an individual property may vary significantly from the average for the market area. The Bank has specific risk management guidelines addressing the circumstances when they may be used, and processes to periodically validate AVMs including obtaining third-party appraisals.
Other Credit Risk Exposures
Non-trading
Equity Exposures
The Bank applies the simple risk weight method under the market-based approach to calculate RWA on the non-trading
equity exposures. Under the simple risk weight method, a 300% risk weight is applied to equity holdings that are publicly traded and a 400% risk weight is applied to all other equity holdings. Equity exposures to sovereigns and holdings made under legislated programs continue to follow the appropriate OSFI prescribed risk weights of 0%, 20% or 100%.
Securitization Exposures
Effective November 1, 2018, the Bank applies risk weights to all securitization exposures under the revised securitization framework published by OSFI. The revised securitization framework includes a hierarchy of approaches to determine capital treatment, and transactions that meet the simple, transparent, and comparable requirements that are eligible for preferential capital treatment.
Effective the second quarter of 2021, the Bank began using the
SEC-IRBA
for qualified exposures. Under
SEC-IRBA,
risk weights are determined using a loss coverage model that quantifies and monitors the level of risk. The
SEC-IRBA
also considers credit enhancements available for loss protection.
For externally rated exposures that do not qualify for
SEC-IRBA,
the Bank uses an External Ratings-Based Approach
(SEC-ERBA).
Risk weights are assigned to exposures using external ratings by external rating agencies, including Moody’s and S&P. The
SEC-ERBA
also takes into account additional factors, including the type of the rating (long-term or short-term), maturity, and the seniority of the position.
For exposures that do not qualify for
SEC-IRBA
or
SEC-ERBA,
and are held by an ABCP issuing conduit, the Bank uses the Internal Assessment Approach (IAA).
Under the IAA, the Bank considers all relevant risk factors in assessing the credit quality of these exposures, including those published by the Moody’s and S&P rating agencies. The Bank also uses loss coverage models and policies to quantify and monitor the level of risk, and facilitate its management. The Bank’s IAA process includes an assessment of the extent by which the enhancement available for loss protection provides coverage of expected losses. The levels of stressed coverage the Bank requires for each internal risk rating are consistent with the rating agencies’ published stressed factor requirements for equivalent external ratings by asset class. Under the IAA, exposures are multiplied by OSFI prescribed risk weights to calculate RWA for capital purposes.
For exposures that do not qualify for
SEC-IRBA,
SEC-ERBA
or the IAA , the Bank uses the Standardized Approach
(SEC-SA).
Under
SEC-SA,
the primary factors that determine the risk weights include the asset class of the underlying loans, the seniority of the position, the level of credit enhancements, and historical delinquency rates.
Irrespective of the approach being used to determine the risk weights, all exposures are assigned an internal risk rating based on the Bank’s assessment, which must be reviewed at least annually. The ratings scale TD uses corresponds to the long-term ratings scales used by the rating agencies.
The Bank’s internal rating process is subject to all of the key elements and principles of the Bank’s risk governance structure, and is managed in the same way as outlined in this “Credit Risk” section.
The Bank uses the results of the internal rating in all aspects of its credit risk management, including performance tracking, control mechanisms, and management reporting.
Market Risk
Trading Market Risk is the risk of loss in financial instruments held in trading positions due to adverse movements in market factors. These market factors include interest rates, foreign exchange rates, equity prices, commodity prices, credit spreads, and their respective volatilities.
Non-Trading
Market Risk is the risk of loss on the balance sheet or volatility in earnings from non-trading
activities such as asset-liability management or investments, due to adverse movements in market factors. These market factors are predominantly interest rates, credit spreads, foreign exchange rates and equity prices.
The Bank is exposed to market risk in its trading and investment portfolios, as well as through its non-trading
activities. The Bank is an active participant in the market through its trading and investment portfolios, seeking to realize returns for TD through careful management of its positions and inventories. In the Bank’s non-trading
activities, it is exposed to market risk through the everyday banking transactions that the Bank’s customers execute with TD.
The Bank complied with the Basel III market risk requirements as at October 31, 2021, using the Internal Models Approach.
MARKET RISK IN TRADING ACTIVITIES
The overall objective of the Bank’s trading businesses is to provide wholesale banking services, including facilitation and liquidity, to clients of the Bank. The Bank must take on risk in order to provide effective service in markets where its clients trade. In particular, the Bank needs to hold inventory, act as principal to facilitate client transactions, and underwrite new issues. The Bank also trades in order to have in-depth
knowledge of market conditions to provide the most efficient and effective pricing and service to clients, while balancing the risks inherent in its dealing activities.
WHO MANAGES MARKET RISK IN TRADING ACTIVITIES
Primary responsibility for managing market risk in trading activities lies with Wholesale Banking, with oversight from Market Risk Control within Risk Management. The Market Risk Control Committee meets regularly to conduct a review of the market risk profile, trading results of the Bank’s trading businesses as well as changes to market risk policies. The committee is chaired by the Senior Vice President, Market Risk and Model Development, and includes Wholesale Banking senior management.
There were no significant reclassifications between trading and non-trading
books during the year ended October 31, 2021.
HOW TD MANAGES MARKET RISK IN TRADING ACTIVITIES
Market risk plays a key part in the assessment of any trading business strategy. The Bank launches new trading initiatives or expands existing ones only if the risk has been thoroughly assessed, and is judged to be within the Bank’s risk appetite and business expertise, and if the appropriate infrastructure is in place to monitor, control, and manage the risk. The Trading Market Risk Framework outlines the management of trading market risk and incorporates risk appetite, risk governance structure, risk identification, measurement, and control. The Trading Market Risk Framework is maintained by Risk Management and supports alignment with the Bank’s Risk Appetite for trading market risk.
Trading Limits
The Bank sets trading limits that are consistent with the approved business strategy for each business and its tolerance for the associated market risk, aligned to its market risk appetite. In setting limits, the Bank takes into account market volatility, market liquidity, organizational experience, and business strategy. Limits are prescribed at the Wholesale Banking level in aggregate, as well as at more granular levels.
The core market risk limits are based on the key risk drivers in the business and includes notional, credit spread, yield curve shift, price, and volatility limits.
Another primary measure of trading limits is VaR, which the Bank uses to monitor and control overall risk levels and to calculate the regulatory capital required for market risk in trading activities. VaR measures the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of time.
At the end of each day, risk positions are compared with risk limits, and any excesses are reported in accordance with established market risk policies and procedures.
Calculating VaR
The Bank computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.
GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day
holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.
IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day
holding period.
The following graph discloses daily
one-day
VaR usage and trading net revenue, reported on a taxable equivalent basis, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the year ending October 31, 2021, there were 16 days of trading losses and trading net revenue was positive for 94% of the trading days, reflecting normal trading activity. Losses in the year did not exceed

VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:
•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.
The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements. In 2021, the Bank implemented infrastructure enhancements to its interest rate VaR modelling.
To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, Incremental Risk Charge (IRC), Stress Testing Framework, as well as limits based on the sensitivity to various market risk factors.
Calculating Stressed VaR (SVaR)
In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. In the fourth quarter of fiscal 2021, Stressed VaR was calculated using the one-year
period that includes the 2008 financial crisis. The appropriate historical one-year
period to use for Stressed VaR is determined on a quarterly basis. Stressed VaR is a part of regulatory capital requirements.
Calculating the Incremental Risk Charge
The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. The Bank applies a Monte Carlo simulation with a one-year
horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC. IRC is a part of regulatory capital requirements.
The following table presents the end of year, average, high, and low usage of TD’s portfolio metrics
.
 TABLE 44:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	2021				2020
	As at	Average	High	Low	As at	Average	High	Low
Interest rate risk	$11.9	$15.7	$33.5	$6.8	$20.6	$19.1	$36.8	$7.6
Credit spread risk	9.0	14.7	37.2	5.4	37.3	35.1	109.3	6.9
Equity risk	9.2	9.5	14.1	6.0	12.0	12.7	42.8	3.5
Foreign exchange risk	1.8	1.9	5.3	0.4	4.0	3.9	10.4	0.9
Commodity risk	4.7	4.7	9.4	1.9	3.8	3.7	7.9	1.2
Idiosyncratic debt specific risk	19.4	26.2	41.9	16.5	48.9	37.0	69.5	10.9

Diversification effect 1	(32.9)	(42.8)	n/m 2	n/m	(75.2)	(64.9)	n/m	n/m
Total Value-at-Risk (one-day)	23.1	29.9	44.7	20.6	51.4	46.6	118.8	15.1
Stressed Value-at-Risk (one-day)	63.9	39.5	63.9	28.5	49.5	57.4	126.9	31.3
Incremental Risk Capital Charge (one-year)	338.3	349.5	424.3	265.1	301.6	325.2	482.9	164.8

1	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
2	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Global
roll-out
of
COVID-19
vaccines, gradual relaxation of lockdowns and continued support from regulators resulted in the stabilization of global markets in 2021 and decreased market risk due to decreases in price volatility experienced across all asset classes. Key factors impacting VaR models during the period were credit spread narrowing and new scenario shocks rolling out of the most recent
259-day
trading window. As a result of these factors, VaR gradually decreased and stabilized after the second quarter of 2021.
The Bank has effectively managed market risk by maintaining stable risk exposures, with daily VaR remaining well within approved limits during the year.
Average VaR decreased year over year due to markets stabilizing and
COVID-19
related VaR scenarios dropping out of the
one-year
range of the historical VaR period. Average Stressed VaR decreased year over year driven by credit spread tightening and lower volatility in equity markets, as well as changes in risk exposures.
Average IRC increased year over year driven by widening credit spreads impacting Government and Corporate bond positions.
Validation of VaR Model
The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to verify that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year
horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.
Stress Testing
The Bank’s trading business is subject to an overall global stress test limit. In addition, global businesses have stress test limits, and each broad risk class has an overall stress test threshold. Stress scenarios are designed to model extreme economic events, replicate worst-case historical experiences, or introduce severe, but plausible, hypothetical changes in key market risk factors. The stress testing program includes scenarios developed using actual historical market data during periods of market disruption, in addition to hypothetical scenarios developed by Risk Management. The events the Bank has modelled include the 1987 equity market crash, the 1998 Russian debt default crisis, the aftermath of September 11, 2001, the 2007 ABCP crisis, the credit crisis of Fall 2008, the Brexit referendum of June 2016, and the
COVID-19
pandemic of 2020.
Stress tests are produced and reviewed regularly with the Market Risk Control Committee.
MARKET RISK IN OTHER WHOLESALE BANKING ACTIVITIES
The Bank is also exposed to market risk arising from its investment portfolio and other non-trading
portfolios. Risk Management reviews and approves policies and procedures, which are established to monitor, measure, and mitigate these risks.
Structural
(Non-Trading)
Market Risk
Structural
(Non-Trading)
Market Risk deals with managing the market risks of TD’s traditional banking activities. This generally reflects the market risks arising from personal and commercial banking products (loans and deposits) as well as related funding, investments and high-quality liquid assets (HQLA). It does not include exposures from TD’s Wholesale Banking or Insurance businesses. Structural market risks primarily include interest rate risk and foreign exchange risk.
WHO MANAGES STRUCTURAL
(NON-TRADING)
MARKET RISK
The TBSM group measures and manages the market risks of the Bank’s non-trading
banking activities outside of Wholesale Banking, with oversight from the ALCO. The Market Risk Control function provides independent oversight, governance, and control over these market risks. The Risk Committee periodically reviews and approves key non-trading
market risk policies and receives reports on compliance with approved risk limits.
HOW TD MANAGES STRUCTURAL
(NON-TRADING)
MARKET RISK
Non-trading
interest rate risk is viewed as a
non-productive
risk as it has the potential to increase earnings volatility and generate losses without providing long run expected value. As a result, TBSM’s mandate is to structure the asset and liability positions of the balance sheet in order to achieve a target profile that controls the impact of changes in interest rates on the Bank’s net interest income and economic value to be consistent with the Bank’s risk appetite.
Managing Structural Interest Rate Risk
Interest rate risk is the impact that changes in interest rates could have on the Bank’s margins, earnings, and economic value. Interest rate risk management is designed to generate stable and predictable earnings over time. The Bank has adopted a disciplined hedging approach to manage the net interest income from its asset and liability positions. Key aspects of this approach are:
•
Evaluating and managing the impact of rising or falling interest rates on net interest income and economic value, and developing strategies to manage overall sensitivity to rates across varying interest rate scenarios;

•	Modelling the expected impact of customer behaviour on TD’s products (e.g., how actively customers exercise embedded options, such as prepaying a loan or redeeming a deposit before its maturity date);
•	Assigning target-modelled maturity profiles for non-maturity assets, liabilities, and equity;
•	Measuring the margins of TD’s banking products on a fully-hedged basis, including the impact of financial options that are granted to customers; and
•	Developing and implementing strategies to stabilize net interest income from all retail and commercial banking products.
The Bank is exposed to interest rate risk from “mismatched positions” when asset and liability principal and interest cash flows have different interest payment, repricing or maturity dates. The Bank measures this risk based on an assessment of: contractual cash flows, product embedded optionality, customer behaviour expectations and the modelled maturity profiles for non-maturity
products. To manage this risk, the Bank primarily uses financial derivatives, wholesale investments, funding instruments, and other capital market alternatives.
The Bank also measures its exposure to
non-maturity
liabilities, such as core deposits, by assessing interest rate elasticity and balance permanence using historical data and business judgment. Fluctuations of non-maturity
deposits can occur because of factors such as interest rate movements, equity market movements, and changes to customer liquidity preferences.
Banking product optionality, whether from freestanding options such as mortgage rate commitments or options embedded within loans and deposits, expose the Bank to a significant financial risk. To manage these exposures, the Bank purchases options or uses a dynamic hedging process designed to replicate the payoff of a purchased option.
•
Rate Commitments
: The Bank measures its exposure from freestanding mortgage rate commitment options using an expected funding profile based on historical experience. Customers’ propensity to fund, and their preference for fixed or floating rate mortgage products, is influenced by factors such as market mortgage rates, house prices, and seasonality.

•
Asset Prepayment and other Embedded Options
: The Bank models its exposure to written options embedded in other products, such as the right to prepay residential mortgage loans, based on analysis of customer behaviour. Econometric models are used to model prepayments and the effects of prepayment behaviour to the Bank. In general mortgage prepayments are also affected by factors, such as mortgage age, house prices, and GDP growth. The combined impacts from these parameters are also assessed to determine a core liquidation speed which is independent of market incentives. A similar analysis is undertaken for other products with embedded optionality.

Structural Interest Rate Risk Measures
The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).
The EVE Sensitivity measures the impact of a specified interest rate shock to the net present value of the Bank’s banking book assets, liabilities, and certain off-balance
sheet items. It reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity and excludes product margins.
The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance
sheet items assuming a constant balance sheet over the period.
The Bank’s Market Risk policy sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee. In addition to the Board policy limits, book-level risk limits for the Bank’s management of non-trading
interest rate risk are set by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the ALCO and the Risk Committee.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 bps increase or decrease in interest rates on the Bank’s EVE and NII. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of
-25
bps.

TABLE 45:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)							As at
	October 31, 2021						October 31, 2020
	EVE Sensitivity			NII 1 Sensitivity			EVE Sensitivity	NII Sensitivity
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$75	$(1,443)	$(1,368)	$872	$985	$1,857	$(1,876)	$1,926
100 bps decrease in rates	(189)	527	338	(663)	(438)	(1,101)	277	(872)

1	Represents the twelve-month NII exposure to an immediate and sustained shock in rates.
As at October 31, 2021, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $1,368 million, a decrease of $508 million from last year, and a positive impact to the Bank’s NII of $1,857 million, a decrease of $69 million from last year. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $338 million, an increase of $61 million from last year, and a negative impact to the Bank’s NII of $1,101 million, an increase of $229 million from last year. The year-over-year decrease in up shock EVE Sensitivity is primarily due to decreased sensitivity from loan optionality in the U.S. region and a positive impact from foreign currency translation. The year-over-year increase in down shock NIIS is primarily due to an increase in the effective shock given the increased level of interest rates and the measurement using a
-25
bps floor. This change was also partially offset by deposit hedging activities. As at October 31, 2021, reported EVE and NII Sensitivities remain within the Bank’s risk appetite and established Board limits.
Managing
Non-trading
Foreign Exchange Risk
Foreign exchange risk refers to losses that could result from changes in foreign-currency exchange rates. Assets and liabilities that are denominated in foreign currencies create foreign exchange risk.
The Bank is exposed to
non-trading
foreign exchange risk primarily from its investments in foreign operations. When the Bank’s foreign currency assets are greater or less than its liabilities in that currency, they create a foreign currency open position. An adverse change in foreign exchange rates can impact the Bank’s reported net income and shareholders’ equity, and also its capital ratios.
In order to minimize the impact of an adverse foreign exchange rate change on certain capital ratios, the Bank’s net investments in foreign operations are hedged so certain capital ratios change by no more than an acceptable amount for a given change in foreign exchange rates. The Bank does not generally hedge the earnings of foreign subsidiaries which results in changes to the Bank’s consolidated earnings when relevant foreign exchange rates change.
Other
Non-Trading
Market Risks
Other structural market risks monitored on a regular basis include:
•	Basis Risk – The Bank is exposed to risks related to the difference in various market indices.
•
Equity Risk
–
The Bank is exposed to equity risk through its equity-linked guaranteed investment certificate product offering. The exposure is managed by purchasing options to replicate the equity payoff. The Bank is also exposed to non-trading
equity price risk primarily from its share-based compensation plans where certain employees are awarded share units equivalent to the Bank’s common shares as compensation for services provided to the Bank. These share units are recorded as a liability over the vesting period and revalued at each reporting period until settled in cash. Changes in the Bank’s share price can impact non-interest
expenses. The Bank uses derivative instruments to manage its non-trading
equity price risk. In addition, the Bank is exposed to equity risk from investment securities designated at FVOCI.

Managing Investment Portfolios
The Bank manages a securities portfolio that is integrated into the overall asset and liability management process. The securities portfolio is comprised of high-quality, low-risk
securities and managed in a manner appropriate to the attainment of the following goals: (1) to generate a targeted credit of funds to deposits balances that are in excess of loan balances; (2) to provide a sufficient pool of liquid assets to meet deposit and loan fluctuations and overall liquidity management objectives; (3) to provide eligible securities to meet collateral and cash management requirements; and (4) to manage the target interest rate risk profile of the balance sheet. The Risk Committee reviews and approves the Enterprise Investment Policy that sets out limits for the Bank’s investment portfolio. In addition, the Wholesale Banking and Insurance businesses also hold investments that are managed separately.
WHY NET INTEREST MARGIN FLUCTUATES OVER TIME
As previously noted, the Bank’s approach to structural
(non-trading)
market risk is designed to generate stable and predictable earnings over time, regardless of cash flow mismatches and the exercise of options granted to customers. This approach also creates margin certainty on loan and deposit profitability as they are booked. Despite this approach however, the Bank’s NIM is subject to change over time for the following reasons (among others):
•	Differences in margins earned on new and renewing products relative to the margin previously earned on matured products;
•	The weighted-average margin will shift as the mix of business changes;
•	Changes in the basis between various benchmark rates (e.g. Prime, CDOR, or LIBOR);
•	The lag in changing product prices in response to changes in wholesale interest rates;
•	Changes from the repricing of hedging strategies to manage the investment profile of the Bank’s non-rate sensitive deposits; and
•
Margin changes from the portion of the Bank’s deposits that are non-rate
sensitive but not expected to be longer term in nature, resulting in a shorter term investment profile and higher sensitivity to short term rates.

The general level of interest rates will affect the return the Bank generates on its modelled maturity profile for core non-rate
sensitive deposits and the investment profile for its net equity position as it evolves over time. The general level of interest rates is also a key driver of some modelled option exposures, and will affect the cost of hedging such exposures. The Bank’s approach to managing these factors tends to moderate their impact over time, resulting in a more stable and predictable earnings stream.
Insurance Risk
Insurance risk is the risk of financial loss due to actual experience emerging differently from expectations in insurance product pricing and/or design, underwriting and, claims or reserving either at the inception of an insurance contract, during the lifecycle of the claim or at the valuation date. Unfavourable experience could emerge due to adverse fluctuations in timing, actual size, and/or frequency of claims (for example, driven by non-life
premium risk,
non-life
reserving risk, catastrophic risk, mortality risk, morbidity risk, and longevity risk), policyholder behaviour, or associated expenses.
Insurance contracts provide financial protection by transferring insured risks to the issuer in exchange for premiums. The Bank is engaged in insurance businesses relating to property and casualty insurance, life and health insurance, and reinsurance, through various subsidiaries; it is through these businesses that the Bank is exposed to insurance risk.
WHO MANAGES INSURANCE RISK
Senior management within the insurance business units has primary responsibility for managing insurance risk with oversight by the CRO for Insurance, who reports into Risk Management. The Audit Committee acts as the Audit and Conduct Review Committee for the Canadian insurance company subsidiaries. The insurance company subsidiaries also have their own boards of directors who provide additional risk management oversight.
HOW TD MANAGES INSURANCE RISK
The Bank’s risk governance practices are designed to support independent oversight and control of risk within the insurance business. The TD Insurance Risk Committee and its subcommittees provide critical oversight of the risk management activities within the insurance business and monitor compliance with insurance risk policies. The Bank’s Insurance Risk Management Framework and Insurance Risk Policy collectively outline the internal risk and control structure to manage insurance risk and include risk appetite, policies, processes, as well as limits and governance. These documents are maintained by Risk Management and support alignment with the Bank’s risk appetite for insurance risk.
The assessment of policy (premium and claims) liabilities is central to the insurance operation. The Bank establishes reserves to cover estimated future payments (including loss adjustment expenses) on all claims or terminations/surrenders of premium arising from insurance contracts underwritten. The reserves cannot be established with complete certainty, and represent management’s best estimate for future payments. As such, the Bank regularly monitors estimates against actual and emerging experience and adjusts reserves as appropriate if experience emerges differently than anticipated. Claim and premium liabilities are governed by the Bank’s general insurance and life and health reserving policies.
Sound product design is an essential element of managing risk. The Bank’s exposure to insurance risk is mostly short-term in nature as the principal underwriting risk relates to automobile and home insurance for individuals.
Insurance market cycles, as well as changes in insurance legislation, the regulatory environment, judicial environment, trends in court awards, climate patterns, pandemics or other applicable public health emergencies, and the economic environment may impact the performance of the insurance business. Consistent pricing policies and underwriting standards are maintained.
There is also exposure to concentration risk associated with general insurance and life and health coverage. Exposure to insurance risk concentration is managed through established underwriting guidelines, limits, and authorization levels that govern the acceptance of risk. Concentration of insurance risk is also mitigated through the purchase of reinsurance. The insurance business’ reinsurance programs are governed by catastrophe and reinsurance risk management policies.
Strategies are in place to manage the risk to the Bank’s reinsurance business. Underwriting risk on business assumed is managed through a policy that limits exposure to certain types of business and countries. The vast majority of reinsurance treaties are annually renewable, which minimizes long-term risk. Pandemic exposure is reviewed and estimated annually within the reinsurance business to manage concentration risk.
Liquidity Risk
The risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed
price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support or the need to pledge additional collateral.
TD’S LIQUIDITY RISK APPETITE
The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a
90-day
survival horizon under a combined bank-specific and market-wide stress scenario, and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guidelines. Under the LAR guidelines, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and to maintain a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.
LIQUIDITY RISK MANAGEMENT RESPONSIBILITY
The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The GLF, a subcommittee of the ALCO comprised of senior management from TBSM, Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the SET member responsible for TBSM, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually
and the related policies annually.
The Bank has established TDGUS as TD’s U.S. Intermediate Holding Company (IHC), as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.
The following areas are responsible for measuring, monitoring, and managing liquidity risks for major business segments:
•
Risk Management is responsible for maintaining the liquidity risk management policy and asset pledging policy, along with associated limits, standards, and processes which are established to ensure that consistent and efficient liquidity management approaches are applied across all of the Bank’s operations. Risk Management jointly owns the liquidity risk management framework along with the SET member responsible for TBSM. Enterprise Market Risk Control provides oversight of liquidity risk across the enterprise and provides independent risk assessment and effective challenge of liquidity risk management. Capital Markets Risk Management is responsible for independent liquidity risk metric reporting;

•
TBSM Liquidity Management manages the liquidity position of the Canadian Retail (including wealth businesses), Corporate, Wholesale Banking, and U.S. Retail segments, as well as the liquidity position of CUSO; and

•
Other regional operations, including those within TD’s insurance business, foreign branches, and/or subsidiaries are responsible for managing their liquidity risk in compliance with their own policies, and local regulatory requirements, while maintaining alignment with the enterprise framework.

HOW TD MANAGES LIQUIDITY RISK
The Bank manages the liquidity profile of its businesses to be within the defined liquidity risk appetite, and maintains target requirements for liquidity survivability using a combination of internal and regulatory measures. The Bank’s overall liquidity requirement is defined as the amount of liquid assets the Bank needs to hold to be able to cover expected future cash flow requirements, plus a prudent reserve against potential cash outflows in the event of a capital markets disruption or other events that could affect the Bank’s access to funding or destabilize its deposit base.
The Bank maintains an internal view for measuring and managing liquidity that uses an assumed Severe Combined Stress Scenario (SCSS). The SCSS considers potential liquidity requirements during a crisis resulting from a loss of confidence in the Bank’s ability to meet obligations as they come due. In addition to this bank-specific event, the SCSS also incorporates the impact of a stressed market-wide liquidity event that results in a significant reduction in the availability of funding for all institutions and a decrease in the marketability of assets. The Bank’s liquidity policy stipulates that the Bank must maintain a sufficient level of liquid assets to support business growth, and to cover identified stressed liquidity requirements under the SCSS, for a period of up to 90 days. The Bank calculates stressed liquidity requirements for the SCSS related to the following conditions:
•	wholesale funding maturing in the next 90 days (assumes maturing debt will be repaid instead of rolled over);
•	accelerated attrition or “run-off” of deposit balances;
•	increased utilization of available credit and liquidity facilities; and
•	increased collateral requirements associated with downgrades in the Bank’s credit ratings and adverse movement in reference rates for derivative and securities financing transactions.
The Bank also manages its liquidity to comply with the regulatory liquidity requirements in the OSFI LAR (the LCR, the NSFR, and the Net Cumulative Cash Flow (NCCF) monitoring tool). The LCR requires that banks maintain a minimum liquidity coverage of 100% over a
30-day
stress period, the NSFR requires that banks maintain available stable funding in excess of required stable funding for periods up to one year (a minimum NSFR of 100%), and the NCCF monitors the Bank’s detailed cash flow gaps for various time bands. As a result, the Bank’s liquidity is managed to the higher of its internal liquidity requirements and target buffers over the regulatory minimums.
The Bank considers potential regulatory restrictions on liquidity transferability in the calculation of enterprise liquidity positions. Accordingly, surplus liquidity domiciled in regulated subsidiaries may be excluded from consolidated liquidity positions as appropriate.
The Bank’s Funds Transfer Pricing process considers liquidity risk as a key determinant of the cost or credit of funds to the retail and wholesale banking businesses. Liquidity costs applied to loans and trading assets are determined based on the cash flow or stressed liquidity profile, while deposits are assessed based on the required liquidity reserves and balance stability. Liquidity costs are also applied to other contingent obligations like undrawn lines of credit provided to customers.
LIQUID ASSETS
The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given the underlying high credit quality and demonstrated liquidity.
Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses as these are used to support insurance-specific liabilities and capital requirements.

TABLE 46:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY
1,2,3

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
	October 31, 2021
Cash and central bank reserves	$70,271	$–	$70,271	8%	$798	$69,473
Canadian government obligations	26,176	92,825	119,001	14	83,456	35,545
National Housing Act Mortgage-Backed Securities (NHA MBS)	23,615	2	23,617	3	1,104	22,513
Obligations of provincial governments, public sector entities and multilateral development banks 4	30,213	24,808	55,021	6	37,142	17,879
Corporate issuer obligations	9,062	3,775	12,837	1	2,542	10,295

Equities	14,558	3,589	18,147	2	9,110	9,037
Total Canadian dollar-denominated	173,895	124,999	298,894	34	134,152	164,742
Cash and central bank reserves	84,956	–	84,956	10	120	84,836
U.S. government obligations	83,386	44,924	128,310	15	34,903	93,407
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	74,898	5,082	79,980	9	18,949	61,031
Obligations of other sovereigns, public sector entities and multilateral development banks 4	63,400	60,623	124,023	14	57,530	66,493
Corporate issuer obligations	79,108	3,143	82,251	9	10,268	71,983

Equities	41,961	33,280	75,241	9	38,077	37,164

Total non-Canadian dollar-denominated	427,709	$147,052	$574,761	66%	$159,847	$414,914
Total	$601,604	$272,051	$873,655	100%	$293,999	$579,656

	October 31, 2020
Cash and central bank reserves	$94,640	$–	$94,640	11%	$1,689	$92,951
Canadian government obligations	39,008	83,258	122,266	14	80,934	41,332
NHA MBS	30,763	23	30,786	3	2,294	28,492
Obligations of provincial governments, public sector entities and multilateral development banks 4	22,999	24,441	47,440	6	34,990	12,450
Corporate issuer obligations	11,310	2,841	14,151	1	2,331	11,820

Equities	13,146	2,618	15,764	2	8,248	7,516
Total Canadian dollar-denominated	211,866	113,181	325,047	37	130,486	194,561
Cash and central bank reserves	69,183	–	69,183	8	51	69,132
U.S. government obligations	82,701	53,755	136,456	15	53,585	82,871
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	74,131	9,566	83,697	9	21,495	62,202
Obligations of other sovereigns, public sector entities and multilateral development banks 4	61,171	55,449	116,620	14	49,771	66,849
Corporate issuer obligations	78,238	2,108	80,346	9	8,297	72,049

Equities	31,258	38,684	69,942	8	36,716	33,226

Total non-Canadian dollar-denominated	396,682	159,562	556,244	63	169,915	386,329
Total	$608,548	$272,743	$881,291	100%	$300,401	$580,890

1	Certain comparative amounts have been reclassified to conform with the presentation adopted in the current period.
2	Positions stated include gross asset values pertaining to securities financing transactions.
3	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.
4	Includes debt obligations issued or guaranteed by these entities.
Total unencumbered liquid assets declined $1.2

billion from October 31, 2020, without any material shifts in the liquid assets portfolio year-over-year. Unencumbered liquid assets are held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries and branches and are summarized in the following table.
TABLE 47:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	October 31 2021	October 31 2020
The Toronto-Dominion Bank (Parent)	$204,543	$230,369
Bank subsidiaries	360,569	334,308

Foreign branches	14,544	16,213
Total	$579,656	$580,890
FUNDING
The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with the liquidity management policy that requires assets be funded to the appropriate term and to a prudent diversification profile.
The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and Schwab sweep deposits (collectively, “P&C deposits”) that make up over 75% of the Bank’s total funding.

TABLE 55:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)	As at
	October 31, 2021	October 31, 2020
P&C deposits – Canadian Retail	$519,466	$471,543

P&C deposits – U.S. Retail 1	472,742	477,738
Total	$992,208	$949,281
1	P&C deposits in U.S. Retail are presented on a CAD equivalent basis and therefore period-over-period movements reflect both underlying growth and changes in the foreign exchange rate.
WHOLESALE FUNDING
The Bank actively maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank raises term funding through Senior Notes, NHA MBS, CMBs, and notes backed by credit card receivables (Evergreen Credit Card Trust) and home equity lines of credit (Genesis Trust II). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit, commercial paper and bankers’ acceptances.
The Bank maintains depositor concentration limits in respect of short-term wholesale deposits so that it is not overly reliant on individual depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate refinancing risk during a stress event.
MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND
OFF-BALANCE
SHEET COMMITMENTS
The following table summarizes
on-balance
sheet and
off-balance
sheet categories by remaining contractual maturity.
Off-balance
sheet commitments include contractual obligations to make future payments on certain lease-related commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.
The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity
deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading
assets including personal and business term loans and the stable balance of revolving lines of credit. The Bank issues long-term funding based primarily on the projected net growth of non-trading
assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.
TABLE 58:   REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	October 31, 2021
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$5,931	$–	$–	$–	$–	$–	$–	$–	$–	$5,931
Interest-bearing deposits with banks	158,039	373	185	–	–	–	–	–	1,365	159,962
Trading loans, securities, and other 1	2,020	4,382	5,059	2,275	2,874	12,293	21,299	23,119	74,269	147,590
Non-trading financial assets at fair value through profit or loss	58	3	543	1,250	53	745	3,803	1,931	1,004	9,390
Derivatives	6,146	9,393	5,289	2,885	1,818	7,172	10,895	10,829	–	54,427
Financial assets designated at fair value through profit or loss	441	311	187	167	363	851	624	1,620	–	4,564
Financial assets at fair value through other comprehensive income	1,030	6,532	11,881	3,381	2,914	4,089	21,983	22,658	4,598	79,066
Debt securities at amortized cost, net of allowance for credit losses	1,235	6,567	8,180	4,889	4,030	27,819	79,375	136,846	(2)	268,939
Securities purchased under reverse repurchase agreements 2	92,356	30,580	22,332	14,191	7,441	140	244	–	–	167,284
Loans
Residential mortgages	930	2,389	5,050	10,061	10,077	34,004	166,855	38,974	–	268,340
Consumer instalment and other personal	641	987	2,029	4,049	3,254	14,333	81,413	27,126	56,032	189,864
Credit card	–	–	–	–	–	–	–	–	30,738	30,738

Business and government	27,691	5,390	6,707	10,533	8,503	23,332	71,025	61,647	25,242	240,070

Total loans	29,262	8,766	13,786	24,643	21,834	71,669	319,293	127,747	112,012	729,012

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,390)	(6,390)

Loans, net of allowance for loan losses	29,262	8,766	13,786	24,643	21,834	71,669	319,293	127,747	105,622	722,622
Customers’ liability under acceptances	16,039	2,327	76	2	4	–	–	–	–	18,448
Investment in Schwab	–	–	–	–	–	–	–	–	11,112	11,112
Goodwill 3	–	–	–	–	–	–	–	–	16,232	16,232
Other intangibles 3	–	–	–	–	–	–	–	–	2,123	2,123
Land, buildings, equipment, and other depreciable assets 3	–	3	10	4	4	19	466	3,664	5,011	9,181
Deferred tax assets	–	–	–	–	–	–	–	–	2,265	2,265
Amounts receivable from brokers, dealers, and clients	32,357	–	–	–	–	–	–	–	–	32,357

Other assets	3,100	1,049	2,204	159	150	74	112	73	10,258	17,179
Total assets	$348,014	$70,286	$69,732	$53,846	$41,485	$124,871	$458,094	$328,487	$233,857	$1,728,672

Liabilities
Trading deposits	$1,697	$5,373	$4,867	$2,953	$1,196	$2,135	$3,516	$1,154	$–	$22,891
Derivatives	7,387	9,392	4,581	2,969	2,244	7,403	10,792	12,354	–	57,122
Securitization liabilities at fair value	–	538	1,013	514	301	2,814	5,737	2,588	–	13,505
Financial liabilities designated at fair value through profit or loss	23,923	12,526	33,712	28,017	14,678	1,127	1	4	–	113,988
Deposits 4,5
Personal	5,799	9,750	8,491	5,999	6,148	7,611	7,254	29	582,417	633,498
Banks	8,903	338	135	25	–	2	2	4	11,508	20,917

Business and government	15,795	12,080	8,268	5,433	1,311	28,880	37,255	6,079	355,609	470,710

Total deposits	30,497	22,168	16,894	11,457	7,459	36,493	44,511	6,112	949,534	1,125,125
Acceptances	16,039	2,327	76	2	4	–	–	–	–	18,448
Obligations related to securities sold short 1	1,096	729	1,753	1,648	432	4,574	12,640	17,505	2,007	42,384
Obligations related to securities sold under repurchase agreements 2	120,938	13,904	7,255	1,700	272	28	–	–	–	144,097
Securitization liabilities at amortized cost	–	344	414	475	403	3,448	7,043	3,135	–	15,262
Amounts payable to brokers, dealers, and clients	28,993	–	–	–	–	–	–	–	–	28,993
Insurance-related liabilities	158	273	405	405	425	982	1,673	872	2,483	7,676
Other liabilities	9,008	3,106	925	228	767	1,522	1,796	4,815	5,966	28,133

Subordinated notes and debentures	–	–	–	–	–	–	200	11,030	–	11,230

Equity	–	–	–	–	–	–	–	–	99,818	99,818
Total liabilities and equity	$239,736	$70,680	$71,895	$50,368	$28,181	$60,526	$87,909	$59,569	$1,059,808	$1,728,672
Off-balance sheet commitments
Credit and liquidity commitments 6,7	$14,788	$24,189	$23,482	$19,887	$15,616	$38,639	$115,624	$3,789	$1,327	$257,341
Other commitments 8	59	170	185	244	170	591	1,303	541	–	3,263

Unconsolidated structured entity commitments	–	859	20	557	–	127	510	–	–	2,073
Total off-balance sheet commitments	$14,847	$25,218	$23,687	$20,688	$15,786	$39,357	$117,437	$4,330	$1,327	$262,677

1
Amount has been recorded according to the remaining contractual maturity of the underlying security.
2

Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3

Certain
non-financial
assets have been recorded as having ‘no specific maturity’.
4

As
the timing of demand deposits and notice deposits is
non-specific
and callable by the depositor, obligations have been included as having ‘no specific maturity’.
5

Includes
$25 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 1 months to 3 months’, $2 billion in ‘over 3 months to 6 months’, $4 billion in ‘over 6 months to 9 months’, $8 billion in ‘over 1 to 2 years’, $7 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.
6
Includes
$326 million in commitments to extend credit to private equity investments.
7 Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
8 Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.

TABLE 58:  REMAINING CONTRACTUAL MATURITY
(continued)

(millions of Canadian dollars)	As at

	October 31, 2020
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$6,437	$8	$–	$–	$–	$–	$–	$–	$–	$6,445
Interest-bearing deposits with banks	161,326	656	–	–	–	–	–	–	2,167	164,149
Trading loans, securities, and other 1	4,363	6,920	7,866	6,913	3,867	9,732	23,624	27,554	57,479	148,318
Non-trading financial assets at fair value through profit or loss	80	–	600	2,271	69	1,430	1,425	1,879	794	8,548
Derivatives	5,299	7,167	4,554	2,810	2,525	6,314	10,004	15,569	–	54,242
Financial assets designated at fair value through profit or loss	820	183	631	234	107	930	1,253	581	–	4,739
Financial assets at fair value through other comprehensive income	2,501	2,799	8,490	6,101	4,886	25,305	23,667	26,957	2,579	103,285
Debt securities at amortized cost, net of allowance for credit losses	6,444	23,449	16,052	5,855	5,498	12,386	62,145	95,852	(2)	227,679
Securities purchased under reverse repurchase agreements 2	98,721	30,246	23,879	11,776	4,204	29	307	–	–	169,162
Loans
Residential mortgages	472	2,845	7,286	9,994	10,481	38,182	138,912	44,047	–	252,219
Consumer instalment and other personal	706	1,423	3,437	3,941	3,893	14,594	68,961	28,038	60,467	185,460
Credit card	–	–	–	–	–	–	–	–	32,334	32,334
Business and government	27,193	4,938	8,973	11,653	8,672	35,439	70,478	65,144	23,309	255,799

Total loans	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	116,110	725,812

Allowance for loan losses	–	–	–	–	–	–	–	–	(8,289)	(8,289)

Loans, net of allowance for loan losses	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	107,821	717,523
Customers’ liability under acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Investment in Schwab	–	–	–	–	–	–	–	–	12,174	12,174
Goodwill 3	–	–	–	–	–	–	–	–	17,148	17,148
Other intangibles 3	–	–	–	–	–	–	–	–	2,125	2,125
Land, buildings, equipment, and other depreciable assets 3,4	–	1	6	91	9	29	299	4,384	5,317	10,136
Deferred tax assets	–	–	–	–	–	–	–	–	2,444	2,444
Amounts receivable from brokers, dealers, and clients	33,951	–	–	–	–	–	–	–	–	33,951

Other assets	3,521	1,060	643	2,783	470	150	125	171	9,933	18,856
Total assets	$364,533	$83,731	$82,621	$64,424	$44,681	$144,520	$401,200	$310,176	$219,979	$1,715,865

Liabilities
Trading deposits	$1,802	$2,429	$2,065	$3,057	$1,639	$3,510	$3,455	$1,220	$–	$19,177
Derivatives	4,718	6,783	3,997	1,917	2,012	5,438	11,084	17,254	–	53,203
Securitization liabilities at fair value	–	608	243	652	345	2,495	6,706	2,669	–	13,718
Financial liabilities designated at fair value through profit or loss	18,654	7,290	12,563	15,892	5,251	–	4	11	–	59,665
Deposits 5,6
Personal	6,240	8,996	9,139	9,550	7,288	10,095	7,923	37	565,932	625,200
Banks	12,870	1,592	313	56	28	–	4	5	14,101	28,969

Business and government	25,387	24,703	24,841	15,274	7,214	14,378	52,852	3,386	313,129	481,164

Total deposits	44,497	35,291	34,293	24,880	14,530	24,473	60,779	3,428	893,162	1,135,333
Acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Obligations related to securities sold short 1	698	1,095	993	823	707	4,888	9,789	14,986	1,020	34,999
Obligations related to securities sold under repurchase agreements 2	122,433	23,944	30,879	1,791	4,952	4,873	4	–	–	188,876
Securitization liabilities at amortized cost	–	1,055	221	422	404	1,642	8,799	3,225	–	15,768
Amounts payable to brokers, dealers, and clients	35,143	–	–	–	–	–	–	–	–	35,143
Insurance-related liabilities	306	350	382	316	305	963	1,676	1,033	2,259	7,590
Other liabilities 4	7,672	3,630	1,744	701	1,048	1,304	1,402	5,633	7,342	30,476

Subordinated notes and debentures	–	–	–	–	–	–	200	11,277	–	11,477

Equity	–	–	–	–	–	–	–	–	95,499	95,499
Total liabilities and equity	$248,622	$84,511	$87,584	$50,453	$31,193	$49,586	$103,898	$60,736	$999,282	$1,715,865
Off-balance sheet commitments
Credit and liquidity commitments 7,8	$19,568	$23,526	$25,918	$20,089	$14,289	$43,760	$107,951	$4,343	$1,309	$260,753
Other commitments 9	77	169	183	188	165	657	875	553	–	2,867

Unconsolidated structured entity commitments	903	342	1,367	227	408	–	–	–	–	3,247
Total off-balance sheet commitments	$20,548	$24,037	$27,468	$20,504	$14,862	$44,417	$108,826	$4,896	$1,309	$266,867

1	Amount has been recorded according to the remaining contractual maturity of the underlying security.
2	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
3	Certain non-financial assets have been recorded as having ‘no specific maturity’.
4	Upon adoption of IFRS 16, ROU assets recognized are included in ‘Land, buildings, equipment, and other depreciable assets’ and lease liabilities recognized are included in ‘Other liabilities’.
5	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
6
Includes $41 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 1 months to 3 months’, $3 billion in ‘over 3 months to 6 months’, $5 billion in ‘over 6 months to 9 months’, $4 billion in ‘over 9 months to 1 year’, $9 billion in ‘over 1 to 2 years’, $16 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

7	Includes $290 million in commitments to extend credit to private equity investments.
8	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
9	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.